Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3944%



        Excess Protection Level
          3 Month Average   5.93%
            October, 1999   6.09%
            September, 1999   5.77%
            August, 1999   5.91%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.84%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,354,806,563.13